UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2026

Utz Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38686	85-2751850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 637-6644

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On February 3, 2026, Utz Brands, Inc. (the “Company”) announced that it would reclassify costs associated with operating its inter-location logistics, Direct Store Delivery (“DSD”) distribution centers, and outbound shipping and handling activities from Selling, Distribution and Administrative to Cost of Goods Sold within the Consolidated Statements of Operations and Comprehensive Income (Loss) effective for the fourth quarter of 2025. Additionally, the Company has revised the “Selling, Distribution and Administrative” caption to “Selling, General and Administrative” within the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company is making this change in classification to better reflect the total cost associated with fulfilling revenue transactions, align with how it internally manages its business, including productivity programs, and improve comparability with industry peers.
The Company will reclassify these expenses for fiscal year 2023, fiscal year 2024, and fiscal year 2025 to present comparable financial results. There is no change to EBITDA, Adjusted EBITDA, Adjusted Net Income, Net Income, EPS, or Adjusted EPS as a result of this change in classification.
Attached hereto as Exhibit 99.1 and incorporated herein by reference are the revised Consolidated Statements of Operations for the fiscal first, second, third and fourth quarters and full fiscal years 2023 and 2024, and for the fiscal first, second, and third quarter of fiscal year 2025; and the revised reconciliations of our Adjusted Gross Profit and Adjusted Selling, General and Administrative expense to GAAP financial measures for the fiscal first, second, third and fourth quarters and full fiscal years 2023 and 2024, and for the fiscal first, second, and third quarter of fiscal year 2025.
The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Revised Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utz Brands, Inc.

Date: February 3, 2026
By: /s/ William J. Kelley Jr.
Name: William J. Kelley Jr.
Title: Executive Vice President, Chief Financial Officer